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                                                                   Exhibit 10.10


                         FIRST AMENDMENT TO AND CONSENT
                        UNDER SECOND AMENDED AND RESTATED
                    INTERCREDITOR AND SUBORDINATION AGREEMENT
                    -----------------------------------------


         THIS FIRST AMENDMENT TO AND CONSENT UNDER SECOND AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT is entered into as of October 31, 2003 (this "CONSENT"), by and between LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("SUBORDINATED LENDER"), and PLEASANT STREET INVESTORS, LLC, a Delaware limited liability company ("SENIOR LENDER").

                                 R E C I T A L S
                                 ---------------

         A. Subordinated Lender and Senior Lender are parties to that certain Second Amended and Restated Intercreditor and Subordination Agreement dated as of April 16, 2003 (the "INTERCREDITOR AGREEMENT"), with respect to certain financial accommodations made by each of them to OVERHILL FARMS, INC., a Nevada corporation (the "COMPANY").

         B. Concurrently herewith, the Company, the entities from time to time parties thereto as Guarantors and Subordinated Lender are consummating the transactions contemplated by that certain Third Amendment to Second Amended and Restated Securities Purchase Agreement dated as of October 31, 2003 (the "SUBORDINATED LENDER THIRD AMENDMENT"). The Third Amendment amends further that certain Second Amended and Restated Securities Purchase Agreement dated as of April 16, 2003, as amended by a First Amendment to Second Amended and Restated Securities Purchase Agreement dated as of May 16, 2003 (the "SUBORDINATED LENDER FIRST AMENDMENT"), and a Second Amendment to Second Amended and Restated Securities Purchase Agreement dated as of June 19, 2003 (the "SUBORDINATED LENDER SECOND AMENDMENT"). The Second Amended and Restated Securities Purchase Agreement, as amended by the Subordinated Lender First Amendment, the Subordinated Lender Second Amendment and the Subordinated Lender Third Amendment, shall be referred to herein as the "SECURITIES PURCHASE AGREEMENT."

         C Concurrently herewith, the Company and Senior Lender are consummating the transactions contemplated by that certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 31, 2003 (the "SENIOR LENDER THIRD AMENDMENT"). The Third Amendment amends further that certain Second Amended and Restated Loan and Security Agreement dated as of April 16, 2003, as amended by a First Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 16, 2003 (the " SENIOR LENDER FIRST AMENDMENT "), and a Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of June 19, 2003 (the "SENIOR LENDER SECOND AMENDMENT"). The Second Amended and Restated Securities Purchase Agreement, as amended by the Senior Lender First Amendment, the Senior Lender Second Amendment and the Senior Lender Third Amendment, shall be referred to herein as the "SENIOR LOAN AGREEMENT."

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         D. Section 6 of the Intercreditor Agreement provides in relevant part that Senior Lender may not amend, supplement or otherwise modify any Senior Loan Documents without the prior written consent of Subordinated Lender.

         E. Accordingly, Senior Lender has requested that Subordinated Lender consent to the amendments contained in the Senior Lender First Amendment, the Senior Lender Second Amendment and the Senior Lender Third Amendment, effective on and as of the effective dates thereof, respectively. In addition, the parties hereto wish to amend the Intercreditor Agreement on the terms provided for herein.

                                A G R E E M E N T
                                -----------------

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. AMENDMENT. Section 1 (Definitions) of the Intercreditor Agreement shall be amended by amending the definition of "Subordinated Loan Documents" to read in its entirety as follows:

                  "'SUBORDINATED LOAN DOCUMENTS' shall mean (a) the Securities Purchase Agreement, (b) an Amended and Restated Secured Senior Subordinated Note Due 2004 dated November 24, 1999, in the original principal amount of $28,000,000, as amended and restated October 29, 2002, and as further amended and restated by a Second Amended and Restated Secured Senior Subordinated Note Due 2006 as of October 31, 2003, in the stated principal amount of $28,858,000 (collectively, the "SENIOR SUBORDINATED NOTE"), (c) the Amended and Restated Security Agreement dated as of October 29, 2002, between Debtor and Subordinated Lender, (d) the Amended and Restated Patent, Trademark and Copyright Security Agreement dated as of October 29, 2002, (e) the Amended and Restated Stock Pledge and Control Agreement dated as of October 29, 2002 between Debtor and Subordinated Lender, (f) the Amended and Restated Suretyship Agreement dated as of October 29, 2002, between LCV and Subordinated Lender, and (g) the Assignment of Representations, Warranties, Covenants and Indemnities dated as of August 25, 2000, between Debtor and Subordinated Lender, and consented to by SSE Manufacturing, Inc., a California corporation, in each case as amended from time to time."

         2. CONSENT. Pursuant to Section 6 of the Intercreditor Agreement, Subordinated Lender hereby consents to (a) the Company, LCV and Senior Lender entering into and performing the Senior Lender First Amendment, effective on and as of the date thereof, (b) the Company, LCV and Senior Lender entering into and performing the Senior Lender Second Amendment, effective on and as of the date thereof and (c) the Company and Senior Lender entering into and performing the Senior Lender Third Amendment, effective on and as of the date hereof, and, in each of clauses (a) through (c) above, such entry and performance shall not constitute a default or event of default under, or a breach of any covenant in, any Subordinated Loan Documents.

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         3. DISSOLUTION OF LCV. The Company has advised Subordinated Lender and
Senior Lender that LCV has been liquidated, wound up and dissolved in accordance with Applicable Laws.

         4. MISCELLANEOUS.

                  4.1 GOVERNING LAW. This Consent shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to principles regarding choice of law or conflicts of laws.

                  4.2 ENTIRE AGREEMENT. This Consent constitutes the entire understanding agreement and understanding between the parties with respect to the subject matter hereof and supersedes any and all prior written or oral agreements or understandings with respect to such subject matter.

                  4.3 SUCCESSORS AND ASSIGNS. This Consent shall inure to the benefit of, and binding upon, the parties hereto and their respective successors and assigns.

                  4.4 COUNTERPARTS. This Consent may be executed in one or more counterparts or by facsimile transmission, each of which shall be an original but all of which taken together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties have caused this Consent to be executed and delivered by their duly authorized representatives as of the date first written above.


                                    SUBORDINATED LENDER
                                    -------------------

                                    LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership

                                    By:  LLCP California Equity Partners II,
                                         L.P., a California limited partnership,
                                         its General Partner

                                         By: Levine Leichtman Capital Partners,
                                             Inc., a California corporation, its
                                             General Partner


                                               By:  /S/ Steven E. Hartman
                                                    ---------------------
                                                    Steven E. Hartman
                                                    Vice President


                                    SENIOR LENDER
                                    -------------

                                    PLEASANT STREET INVESTORS, LLC, a California limited liability company

                                    By: Levine Leichtman Capital Partners, Inc.,
                                        its Manager


                                             By: /S/ Steven E. Hartman
                                                --------------------------------
                                                   Steven E. Hartman
                                                   Vice President


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                                 ACKNOWLEDGMENT


         The undersigned hereby acknowledges and consents to the foregoing Consent Under Second Amended and Restated Intercreditor and Subordination Agreement as of the first date written above.


                                  COMPANY
                                  -------

                                  OVERHILL FARMS, INC., a Nevada corporation


                                  By:  /S/ James Rudis
                                     -------------------------------------------
                                       James Rudis
                                       President and Chief Executive Officer


                                  By:  /S/ John Steinbrun
                                     -------------------------------------------
                                       John Steinbrun
                                       Senior Vice President and Chief Financial
                                       Officer



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